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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2004
                                                         ----------------


                                Aceto Corporation
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


           000-4217                                    11-1720520
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    (Commission File Number)              (IRS Employer Identification Number)


            One Hollow Lane, Suite 201, Lake Success, New York 11042
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                    (Address of Principal Executive Offices)


                                 (516) 627-6000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

On November 9, 2004, Aceto Corporation, a New York corporation (the "Registrant"), issued the attached press release that included financial information for its first quarter of fiscal 2005. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant's registration statements or other filings with the Commission.

Item 9.01       Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1    Press Release issued by Aceto Corporation dated November 9, 2004


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACETO CORPORATION
                                            (Registrant)


Dated:  November 9, 2004                    By: /s/ Leonard S. Schwartz
                                            ---------------------------
                                            Leonard S. Schwartz
                                            Chairman, CEO and President

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                                  EXHIBIT INDEX


Exhibit No.     Exhibits.
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   99.1         Press Release issued by Aceto Corporation dated November 9, 2004